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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  DECEMBER 18, 1998



                              HOST MARRIOTT, L.P.
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                       0-25087                       52-2095412
(State or Other            (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                             Indemnification no.)
 Incorporation)


         10400 FERNWOOD ROAD
          BETHESDA, MARYLAND                                       20817
(Address of Principal Executive Offices)                         (Zip Code)
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      Registrant's telephone number, including area code:  (301) 380-9000


                          Exhibit Index is on page 4.

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ITEM 5.   OTHER EVENTS.

          On December 18, 1998, Host Marriott Corporation ("Host Marriott"), an affiliate of the general partner of Host Marriott, L.P. (the "Registrant"), announced the declaration of a special dividend payable in either cash or common stock of Host Marriott, at the election of each Host Marriott stockholder, a dividend of shares of Crestline Capital Corporation, a subsidiary of Host
Marriott, and the receipt of the necessary repartnership approvals to acquire eight public limited hotel partnerships (which own 24 full-service Marriott hotels). Host Marriott stockholders of record at 5:00 p.m. (EST) on December 28, 1998 will be entitled to receive the special dividend and the Crestline Capital Corporation shares to be distributed. The press release announcing these events, which is incorporated herein by reference, is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

            Exhibit
              No.    Description
            -------  ------------

               99.1 Press Release of Host Marriott, an affiliate of the general partner of the Registrant, dated December 18, 1998, relating to the declaration by Host Marriott's Board of Directors of a special cash or stock election dividend and a dividend of shares of Crestline Capital Corporation to Host Marriott stockholders of record at 5:00 p.m. (EST) on December 28, 1998.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HOST MARRIOTT, L.P.

                                         By:  HMC Real Estate LLC, its
                                              general partner


                                         By:  /s/ Donald D. Olinger
                                            -----------------------
Date:  December 22, 1998                 Name:   Donald D. Olinger
                                         Title:  Vice President




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                                 EXHIBIT INDEX
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
    Exhibit No.                 Exhibit Description                                     Page No.
    -----------                 -------------------                                     --------
          99.1  Press Release of Host Marriott, an affiliate of the                        5
                general partner of the Registrant, dated December 18, 1998, relating to the declaration by Host Marriott's Board of
                Directors of a special cash or stock election dividend and a dividend of shares of Crestline Capital Corporation to Host
                Marriott's stockholders of record at 5:00 p.m. (EST) on
                December 28, 1998.
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